UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

Nielsen Holdings N.V.

The Nielsen Company B.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042 333-142546-29	98-0662038 98-0366864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway New York, New York 10003 (646) 654-5000		Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2012, Nielsen Holdings N.V., a Dutch public company with limited liability (naamloze vennootschap) (“Nielsen”), TNC Sub I Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of The Nielsen Company B.V. and Nielsen (“Merger Sub”), and Arbitron Inc., a Delaware corporation (“Arbitron”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Arbitron (the “Merger”), and Arbitron will become an indirect wholly-owned subsidiary of The Nielsen Company B.V. and Nielsen at the effective time of the Merger (the “Effective Time”). At the Effective Time, each share of the common stock of Arbitron, par value $0.50 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares held by Arbitron, Nielsen, Merger Sub or any Arbitron stockholders who perfect their statutory rights of appraisal under Delaware law) will be converted into the right to receive $48.00 in cash (the “Merger Consideration”).

The boards of directors of each of Arbitron and Nielsen have approved the Merger Agreement and the Merger.

The Merger Agreement includes customary representations, warranties and covenants by the parties. Arbitron has agreed, among other things, to operate its business in the ordinary course until the Merger is consummated. Arbitron has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Arbitron and has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of the fiduciary duties of Arbitron’s board of directors. In addition, certain covenants require each of the parties to use reasonable best efforts to cause the Merger to be consummated.

Consummation of the Merger is subject to various customary closing conditions, including, (i) the receipt of the Company Stockholder Approval (as defined in the Merger Agreement), (ii) the absence of any law, injunction, judgment or ruling enjoining or prohibiting the Merger, (iii) the accuracy of the representations and warranties made by the parties, (iv) the performance by the parties in all material respects of their covenants, obligations and agreements under the Merger Agreement and (v) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended. Consummation of the Merger is not subject to any financing contingencies.

The Merger Agreement contains certain termination rights and provides that upon termination of the Merger Agreement by Arbitron or Nielsen upon specified conditions, including a termination prior to the requisite Arbitron stockholder approval of the Merger by Arbitron to accept a “Superior Company Proposal” (as defined in the Merger Agreement) or by Nielsen upon a change in the recommendation of Arbitron’s board of directors, Arbitron will be required to pay Nielsen a termination fee of $32.7 million, and upon termination of the Merger Agreement by Arbitron or Nielsen upon specified conditions (including a failure to satisfy certain conditions relating to antitrust laws or Nielsen’s breach of certain of its covenants related to its efforts to obtain antitrust approvals), Nielsen will be required to pay Arbitron a termination fee of $131.0 million. In addition, subject to certain exceptions and limitations, either party may terminate the Merger Agreement if the Merger is not consummated by October 1, 2013 (as such date may be extended under certain circumstances).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about Arbitron, Nielsen or Merger Sub. The Merger Agreement contains representations and warranties that the parties made to and solely for the benefit of each other. The assertions embodied in the representations and warranties in the Merger Agreement are qualified by information contained in the confidential disclosure letter that Arbitron delivered to Nielsen in connection with signing the Merger Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Arbitron’s or Nielsen’s public disclosures.

Item 7.01.	Regulation FD Disclosure.

Nielsen and Arbitron issued a joint press release on December 18, 2012 regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the joint investor presentation of Nielsen and Arbitron regarding the matters described in Item 1.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of December 17, 2012, among Arbitron Inc., Nielsen Holdings N.V. and TNC Sub I Corporation *

99.1	Joint Press Release issued by Arbitron Inc. and Nielsen Holdings N.V. on December 18, 2012

99.2	Investor Presentation, dated December 18, 2012

*	Certain of the schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Nielsen hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted schedules and exhibits upon request therefor by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2012

NIELSEN HOLDINGS N.V. THE NIELSEN COMPANY B.V.

By:	/s/ James W. Cuminale
Name: James W. Cuminale
Title: Chief Legal Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 17, 2012, among Arbitron Inc., Nielsen Holdings N.V. and TNC Sub I Corporation *

99.1	Joint Press Release issued by Arbitron Inc. and Nielsen Holdings N.V. on December 18, 2012

99.2	Investor Presentation, dated December 18, 2012

*	Certain of the schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Nielsen hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted schedules and exhibits upon request therefor by the Securities and Exchange Commission.